EXHIBIT 10.46

                            ARTICLES OF ORGANIZATION

                                       OF

                                  CRIT-SC, LLC

         Pursuant to Section 13.1-1010 of Chapter 12 of Title 13.1 of the Code of Virginia, the undersigned states as follows:

         1. The name of the limited liability company (the "LLC") is CRIT-SC, LLC.

         2. The address of the initial registered office in Virginia is c/o McGuire, Woods, Battle & Boothe LLP, 901 East Cary Street, One James Center, Richmond, Virginia 23219, which is located in the City of Richmond.

         3. A. The registered agent's name is James W. C. Canup whose business address is identical with the registered office.

            B. The registered agent is an individual who is a resident of Virginia and a member of the Virginia State Bar.

         4. The post office address of the principal office where the records will be maintained pursuant to Virginia Code Section 13.1-1028 is 306 East Main Street, Richmond, Virginia 23219.

         In  WITNESS  WHEREOF  the   undersigned   executed  these  Articles  of
Organization on the date set forth opposite his name.



         /s/  Martin B. Richards                            December 22, 1999
         -----------------------------------
         Martin B. Richards, Organizer